UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 5, 2013

Athena Silver Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	_000-51808	25-1909408
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

c/o Brian Power; 2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

_________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBGLIATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

        Effective June 5, 2013, Athena Silver Corporation. (the “Company”) executed an Allonge and Modification Agreement with John Gibbs extending the Maturity Date to July 31, 2014 of the Credit Agreement dated July 18, 2012.  A copy of the Allonge and Modification Agreement is filed herewith.

ITEM 7.01	REGULATION FD DISCLOSURE

      On June 6, 2013, Athena Silver Corporation (the “Company”) issued a press release announcing that it has extended the maturity date on its $1million convertible credit facility from July 31, 2013 until July 31, 2014.   A copy of the press release is attached hereto.

ITEM 9.01:       EXHIBITS

(c)	Exhibit

Item	Title

99.1	Allonge and Modification Agreement
99.2	Press Release dated June 6, 2013

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Silver Corporation.

Date: _June 6, 2013	By__/s/ John C. Power John C. Power Chief Executive Officer/Director

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